Exhibit 4.1

COMMON STOCK	COMMON STOCK
Number	Shares
OSH

[OTIS SPUNKMEYER LOGO]

OTIS SPUNKMEYER HOLDINGS, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	CUSIP 689020 10 5	SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE PER SHARE, OF

OTIS SPUNKMEYER HOLDINGS, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

        Dated:

/s/ Stephen C. Ricks SECRETARY	[CORPORATE SEAL]	/s/ John S. Schiavo PRESIDENT & CEO
COUNTERSIGNED AND REGISTERED: AMERICAN STOCK TRANSFER & TRUST COMPANY (New York, NY)
TRANSFER AGENT AND REGISTRAR
BY
AUTHORIZED SIGNATURE

        The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT— Custodian
TEN ENT	—	as tenants by the entireties	(Cust) (Minor)
JT TEN	—	as joint tenants with right of	under Uniform Gifts to Minors
		survivorship and not as tenants	Act
		in common	(State)
UNIF TRF MIN ACT— Custodian (until age )
(Cust)
under Uniform Transfers
(Minor)
to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

        FOR VALUE RECEIVED,                                                     hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

X
X
NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.